Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
8.	Income Taxes

The provision for income taxes for the years ended December 31, 2013, 2012 and 2011 is comprised of the following:

(Dollar amounts in thousands)	2013	2012	2011

Current expense:
Federal	$3,065	$3,578	$5,170
State	140	48	31

	3,205	3,626	5,201

Deferred benefit:
Federal	114	(412)	(1,758)
State	22	22	(63)

	$3,341	$3,236	$3,380

In addition to income taxes applicable to income before taxes in the consolidated statements of operations, the following income tax amounts were recorded to stockholders’ equity during the years ended December 31, 2013, 2012 and 2011:

(Dollar amounts in thousands)	2013	2012	2011

Net loss (gain) on securities available for sale	$12,331	$(4,072)	$(4,350)
Net (gain) loss on fair value adjustment on derivatives	(655)	74	965
Net unrecognized pension (benefit) cost	(81)	14	15
Compensation expense for tax purposes in excess of amounts recognized for financial statement purposes	47	48	55

	$11,642	$(3,936)	$(3,315)

The tax effects of temporary differences between the financial reporting basis and income tax basis of assets and liabilities that are included in the net deferred tax asset as of December 31, relate to the following:

(Dollar amounts in thousands)	2013	2012
Deferred tax assets:
Allowances for losses on loans and real estate owned	$2,432	$2,369
Minimum tax credit carry forward	3,851	3,834
Writedown of debt	1,255	1,305
Real estate acquired through foreclosure, net	176	213
State net operating loss carryover	556	568
Defined benefit plans	244	325
Mortgage servicing rights	1	3
Investment in joint ventures	906	1,210
Interest rate swaps	2,515	3,733
Other	2,612	2,407

Total gross deferred tax assets	14,548	15,967
Less state valuation allowance	244	234

Deferred tax assets after valuation allowance	14,304	15,733

Deferred tax liabilities:
Investment in securities available for sale	5,257	17,588
Accretion of discounts	3	3
Core deposit intangible	41	101
Purchase price adjustments	41	63
Other	225	218

Gross deferred tax liabilities	5,567	17,973

Net deferred tax (liability)	$8,737	$(2,240)

As of December 31, 2013 and 2012, the Company determined that it was not required to establish a valuation allowance for federal deferred tax assets since it is more likely than not that the deferred tax asset will be realized through carry-back to taxable income in prior years, future reversals of existing taxable temporary differences and, to a lesser extent, future taxable income.

The alternative minimum tax credit of $3.9 million is available to reduce future regular income taxes over an indefinite period.

A portion of the deferred tax assets relating to state net operating loss carryforwards were recorded as part of the purchase price allocation of the acquisition of PHSB Financial Corporation and its wholly owned subsidiary Peoples Home Savings Bank during 2005. The state net operating loss carryforward of $3.6 million expires in 2024. This net operating loss was generated by PHSB Financial Corporation in its final tax return. The Company created an additional state deferred tax asset relating to write-downs taken at the Company’s joint venture projects. The Company did establish a partial valuation allowance for this asset since it is more likely than not that a portion of the deferred tax asset will not be realized through future taxable income. At December 31, 2013 and 2012, the valuation allowance for state deferred tax assets was $244,000 and $234,000, respectively.

A reconciliation between the provision for income taxes and the amount computed by multiplying operating results before income taxes by the statutory federal income tax rate of 35% for the years ended December 31, 2013, 2012 and 2011:

	2013	2012	2011

Tax at statutory rate	35.0%	35.0%	35.0%
(Decrease) increase resulting from:
Tax free income, net of interest disallowance	(14.0%)	(14.2%)	(12.6%)
State income taxes, net of Federal income tax benefit	0.5%	0.2%	0.1%
Earnings of BOLI	(1.1%)	(1.2%)	(1.3%)
Other, net	(2.5%)	(1.9%)	(2.7%)

Effective rate	17.9%	17.8%	18.5%

The Company and its subsidiaries file a consolidated federal income tax return. Prior to 1996, the Bank was permitted under the Internal Revenue Code to deduct an annual addition to a reserve for bad debts in determining taxable income, subject to certain limitations. Subsequent to 1995, the Bank’s bad debt deduction is based on actual net charge-offs. Bad debt deductions for income tax purposes are included in taxable income of later years only if the Bank’s base year bad debt reserve is used subsequently for purposes other than to absorb bad debt losses. Because the Bank does not intend to use the reserve for purposes other than to absorb losses, no deferred income taxes have been provided prior to 1987. Retained earnings at December 31, 2012 (the most recent date for which a tax return has been filed) include approximately $17.7 million, representing such bad debt deductions for which no deferred income taxes have been provided.

GAAP prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Benefits from tax positions should be recognized in the financial statements only when it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority that would have full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not recognition threshold should be derecognized in the first subsequent financial reporting period in which that threshold is no longer met. Guidance is also provided on the accounting for and disclosure of unrecognized tax benefits, interest and penalties.

There is currently no liability for uncertain tax positions and no known unrecognized tax benefits. The Company recognizes, when applicable, interest and penalties related to unrecognized tax benefits in the provision for income taxes in the consolidated statements of operations. The Company’s federal and state income tax returns for taxable years through December 31, 2009 have been closed for purposes of examination by the IRS and the Pennsylvania Department of Revenue.